UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2013

SWISHER HYGIENE INC.
 (Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-35067	27-3819646
(Commission File Number)	(I.R.S. Employer Identification No.)

4725 Piedmont Row Drive, Suite 400 Charlotte, North Carolina	28210
(Address of Principal Executive Offices)	(Zip Code)

 (704) 364-7707
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2013, the Board of Directors of Swisher Hygiene Inc. (the "Company") appointed current director William M. Pierce as the Company's new President and Chief Executive Officer, effective immediately.  Also, on September 10, 2013, Thomas C. Byrne resumed his prior position of Executive Vice President, effective immediately.

Mr. Pierce, age 62, has served as a director of the Company and a member of the Company’s Audit and Compensation Committees since June 2013.  In his new position as President and Chief Executive Officer, he will resign from these Committee positions as required by NASDAQ listing requirements.  Mr. Pierce has held the position of Senior Vice President at Huizenga Holdings, Inc. since 1990, where he has also served as chief operating officer, chief financial officer and as an officer and director of numerous private and public portfolio companies. Mr. Pierce’s positions have included President of Frederica Hospitality Group, LLC, five years as Chief Financial Officer and Executive Vice President of Dolphins Enterprises where he was responsible for all non-football business operations of the Miami Dolphins and Sun Life Stadium, and Chief Operating Officer of two route-based businesses, Sparkle, Inc. and Blue Ribbon Water Company. Previously, Mr. Pierce spent five years as the Senior Vice President and Chief Financial Officer of Boca Resorts Inc., a NYSE-traded company until its sale in 2004, where he was primarily responsible for the day-to-day oversight and the growth of the company, as well as raising equity and debt in the public markets.  Prior to Huizenga Holdings, Mr. Pierce spent 11 years as a senior operating executive of Sky Chefs, a wholly owned subsidiary of American Airlines, and seven years in senior management positions in the food and beverage industry.  He received his B.S. in Accounting from the University of Texas at El Paso.

The Company issued a press release on September 16, 2013 regarding Mr. Pierce's appointment as the Company's President and Chief Executive Officer, a copy of which is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press release, dated September 16, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWISHER HYGIENE INC.

Date: September 16, 2013	By:	/s/ William T. Nanovsky
William T. Nanovsky
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release, dated September 16, 2013.